EXHIBIT 21
MALLINCKRODT GROUP INC.
1995 LEGAL ENTITY MASTER FILE
(FILE:95LEGAL)

                         LEGAL NAME                    JURISDICTION
_____________________________________________________________________

Agribusiness Marketers Inc.                  DELAWARE
Ark Products Limited     UNITED KINGDOM
Beheersmaatschappij Finjneman B.V. (B.V.1)             NETHERLANDS
Bouwbedrijf Fijneman Kaarsheuvel B.V.(B.V.2)           NETHERLANDS
Carnforth Limited        BERMUDA
Commercial Solvents de Mexico S.A. de C.V.             MEXICO
Coopers Animal Health Inc.                             DELAWARE
Coopers Animal Health (Holdings) Limited               UNITED KINGDOM
Coopers Animal Health (Ireland) Limited                IRELAND
Coopers Uruguay S.A.     URUGUAY
Coromandel Fertilisers Ltd.                            INDIA
Creative Solutions Industria e Comercio Ltda.BRAZIL
DAR S.p.A.                                             ITALY
Dittander Limited        IRELAND
Dritte CORSA Verwaltungsgesellshaft mbH                GERMANY
Feed New Wales                               (To be provided)
Fries & Fries Holdings (U.K.) Ltd.                     UNITED KINGDOM
Fries & Fries, Inc.      DELAWARE
HemoCue AB                                             SWEDEN
HemoCue BV                                             HOLLAND
HemoCue, Inc.                                          CALIFORNIA
Horse Health Products, Inc.                            DELAWARE
Horse Health Products, Inc. 2                          DELAWARE
IMC Coal Development Corporation                       DELAWARE
IMC Exploration Company  MARYLAND
IMC Feed Ingredients, Inc.                             DELAWARE
IMCERA Ltd.                                            UNITED KINGDOM
J.T. Baker B.V.          NETHERLANDS
J.T. Baker S.A. de C.V.  MEXICO
J.T. Baker, Inc.         NEW JERSEY
Laboratoires Mallinckrodt Medical S.A.                 FRANCE
Mallinckrodt Athlone Holdings, Inc.                    DELAWARE
Mallinckrodt Chemical Acquisitions, Inc.               DELAWARE
Mallinckrodt Chemical Australia Pty. Limited           AUSTRALIA
Mallinckrodt Chemical Belgium B.V.B.A.                 BELGIUM
Mallinckrodt Chemical Canada Inc.                      CANADA
Mallinckrodt Chemical GmbH                             GERMANY
Mallinckrodt Chemical Holdings GmbH                    GERMANY
Mallinckrodt Chemical Holdings (U.K.) Ltd.             UNITED KINGDOM
Mallinckrodt Chemical Limited                          UNITED KINGDOM
Mallinckrodt Chemical, Inc.                            DELAWARE
Mallinckrodt Feed Ingredients Limited                  CANADA
Mallinckrodt Group Inc.  DELAWARE
Mallinckrodt Group Inc.  NEW YORK
Mallinckrodt Holdings (U.K.) Limited                   UNITED KINGDOM
Mallinckrodt Holdings (U.S.A.) Inc.                    DELAWARE
Mallinckrodt Iberica S.A.                              SPAIN
Mallinckrodt International Corporation                 MISSOURI
Mallinckrodt Medical     IRELAND
Mallinckrodt Medical AG  SWITZERLAND
Mallinckrodt Medical B.V.                              HOLLAND
Mallinckrodt Medical Caribe, Inc.                      DELAWARE
Mallinckrodt Medical Co., Ltd.                         JAPAN
Mallinckrodt Medical do Brazil                         BRAZIL
Mallinckrodt Medical GmbH                              GERMANY
Mallinckrodt Medical Holdings GmbH                     GERMANY
Mallinckrodt Medical Holdings Ireland                  IRELAND
Mallinckrodt Medical Holdings (U.K.) Ltd.              UNITED KINGDOM
Mallinckrodt Medical Imaging - Ireland                 IRELAND
Mallinckrodt Medical International Holdings
 (Ireland)                                   IRELAND
Mallinckrodt Medical Lda.                              PORTUGAL
Mallinckrodt Medical PMC NEVADA
Mallinckrodt Medical Pty. Ltd.                         AUSTRALIA
Mallinckrodt Medical Southeast Asia Pte.Ltd.           SINGAPORE
Mallinckrodt Medical S.A.                              FRANCE
Mallinckrodt Medical S.A.                              SPAIN
Mallinckrodt Medical S.A. de C.V.                      MEXICO
Mallinckrodt Medical S.A./N.V.                         BELGIUM
Mallinckrodt Medical S.p.A.                            ITALY
Mallinckrodt Medical Vertriebs-GmbH                    AUSTRIA
Mallinckrodt Medical (U.K.) Limited                    UNITED KINGDOM
Mallinckrodt Medical, Inc.                             CANADA
Mallinckrodt Medical, Inc.                             DELAWARE
Mallinckrodt Radiopharma GmbH                          GERMANY
Mallinckrodt Sensor Systems, Inc.                      DELAWARE
Mallinckrodt TMH         NEVADA
Mallinckrodt Veterinaire S/A/                          FRANCE
Mallinckrodt Veterinaria Limitada                      PORTUGAL
Mallinckrodt Veterinaria SpA                           ITALY
Mallinckrodt Veterinaria S.A.                          SPAIN
Mallinckrodt Veterinary Aps                            DENMARK
Mallinckrodt Veterinary Asia, Inc.                     DELAWARE
Mallinckrodt Veterinary BV                             NETHERLANDS
Mallinckrodt Veterinary Colombia
  Holdings,Inc.                              PANAMA
Mallinckrodt Veterinary GmbH                           GERMANY
Mallinckrodt Veterinary Holdings Limited               UNITED KINGDOM
Mallinckrodt Veterinary International
  Colombia Holdings, Inc.                    PANAMA
Mallinckrodt Veterinary International, Inc.            DELAWARE
Mallinckrodt Veterinary Limited                        AUSTRALIA
Mallinckrodt Veterinary Limited                        IRELAND
Mallinckrodt Veterinary Limited                        NEW ZEALAND
Mallinckrodt Veterinary Limited                        UNITED KINGDOM
Mallinckrodt Veterinary Limited                        HONG KONG
Mallinckrodt Veterinary Limited                        THAILAND
Mallinckrodt Veterinary LTDA                           BRAZIL
Mallinckrodt Veterinary NV                             BELGIUM
Mallinckrodt Veterinary Operations SDN.BHD.            MALAYSIA
Mallinckrodt Veterinary Operations Ltd.                IRELAND
Mallinckrodt Veterinary Pensions Limited               IRELAND
Mallinckrodt Veterinary Pensions Limited               UNITED KINGDOM
Mallinckrodt Veterinary PTE Ltd.                       SINGAPORE
Mallinckrodt Veterinary SA                             GREECE
Mallinckrodt Veterinary SDN.BHD.                       MALAYSIA
Mallinckrodt Veterinary Superannuation
  PTY Limited                                AUSTRALIA
Mallinckrodt Veterinary Superannuation
  PTY Limited                                NEW ZEALAND
Mallinckrodt Veterinary S.A.                           COLOMBIA
Mallinckrodt Veterinary S.A.                           ARGENTINA
Mallinckrodt Veterinary S.A.                           PARAGUAY
Mallinckrodt Veterinary (UK) Limited                   UNITED KINGDOM
Mallinckrodt Veterinary, Inc.                          DELAWARE
Mallinckrodt Veterinary, Inc.                          PHILIPPINES
Mallinckrodt Veterinary, Inc.                          CANADA
Mallinckrodt Veterinary, Inc.                          TAIWAN
Mallinckrodt Veterinary, S.A.                          VENEZUELA
Mallinckrodt Veterinary, S.A. de C.V.                  MEXICO
Mallinckrodt, Inc.       DELAWARE
Medexel, S.A.                                          FRANCE
MMHC, Inc.                                             DELAWARE
MMI, Inc.                                              DELAWARE
MMJ S.A. de C.V.
MSCH Company                                           DELAWARE
National Catheter Corporation                          NEW YORK
Paracet Laboratories, Inc.                             DELAWARE
Pitman-Moore Animal Health Limited                     UNITED KINGDOM
Pitman-Moore Animal Health Limited                     NEW ZEALAND
Pitman-Moore Argentina S.A.                            ARGENTINA
Pitman-Moore Australia Holdings Pty.
  Limited                                    UNITED STATES
PM Inc.                                                (To be provided)
RadPharm, Inc.                                         CALIFORNIA
Sterwin Laboratories, Inc.                             DELAWARE
Synbiotics Corporation   CALIFORNIA
Tasman Vaccine Laboratory (U.K.) Limited               UNITED KINGDOM
Tastemaker                                             DELAWARE
Tastemaker Holdings Ltd. UNITED KINGDOM
Tastemaker Limited       UNITED KINGDOM
Tastemaker, Inc.         CANADA
Tastemaker, S.A.         MEXICO
TRIMET Holdings, Inc.    DELAWARE
TRIMET Technical Products, Inc.                        DELAWARE
Wellcome Argentina Limited                             UNITED KINGDOM
WICIT Limited                                          UNITED KINGDOM